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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               ________________


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 1, 1996

                       MEDICAL TECHNOLOGY SYSTEMS, INC.
              (Exact name of registrant as specified in charter)



          FLORIDA                                         59-22740462
(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation            File Number)         Identification No.)

12920 Automobile Boulevard, Clearwater, FL                    34622
 (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone Number, including area code (813) 576-6311


                                     N/A
- ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 5.    Other Matters

       On July 1, 1996, the Issuer extended the expiration date of its Redeemable Warrants from July 17, 1996 to July 17, 1997. All other conditions of the Redeemable Warrants shall remain the same.

ITEM 7.    Financial statements and Exhibits

           C.   Exhibits:

                1.   Form of Amendment to Warrant Agreement.



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Medical Technology Systems, Inc.
                                       (Registrant)



                                       By:  /s/ TODD E. SIEGEL
                                          ------------------------------------
                                            TODD E. SIEGEL
                                            Chief Executive Officer

Date: July 1, 1996